MORTGAGE
DOCUMENT NO.
This Mortgage (this “Mortgage”) is made as of June 28, 2024, by 106 BREMER AVE, LLC, a Delaware limited liability company (“Borrower”) to TIMBER PROPERTIES, LLC, a Wisconsin limited liability company (“Lender”).
THIS SPACE RESERVED FOR RECORDING DATA
RECITALS
A. Borrower and Lender have entered into that certain Promissory Note dated of even date herewith, in the initial principal aggregate amount of Three Million and No/100ths Dollars ($3,000,000.00) (as may be amended, renewed, refinanced, and/or extended, the “Note”). The Loan (as hereinafter defined) is being made for the purpose of acquiring the Property (as hereinafter defined), which is located on the real estate described on Exhibit A attached hereto.

NAME AND RETURN ADDRESS Paul J. Mirr Ruder Ware, L.L.S.C. 402 Graham Avenue P.O. Box 187 Eau Claire, WI 54701
See attached Exhibit A
Parcel Identification Number
This is Non-Homestead Property

B.Lender requires that the Loan be secured by a lien Mortgage, pursuant to the terms hereof, wherein the lien shall at all times be subordinate to Bridgwater Bank, a Minnesota banking corporation, or any lender refinancing or replacing such lender (“TT Acquisition Lender”).
C.All acts and proceedings required by law necessary to make the Note a valid, binding and legal obligation of Borrower, and all acts and proceedings required by law to constitute this Mortgage a valid, binding and legal obligation of Borrower for the security of the Note and for the performance of Borrower’s undertakings expressed herein and in the Note, have been or will be done and taken; and the execution and delivery of this Mortgage have been in all respects duly authorized.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees as follows:
AGREEMENT
ARTICLE I DEFINITIONS
1.1Definitions of Terms. As used in this Mortgage:
(a)Event of Default: shall have the same meaning assigned to such term in the
Note.

(b)Loan: shall mean the extension of credit by Lender to Borrower, as evidenced by the Note.
(c)Loan Documents: shall mean (i) the Note, and (ii) this Mortgage.
(d)Permitted Exceptions: shall mean those exceptions set forth on the title insurance commitment previously delivered to Lender and which have been accepted by Lender.
(e)Property: shall mean the Real Property together with all of the other property and items described in Article II hereof.
(f)Real Property: shall mean the land described in Exhibit A attached hereto and made a part hereof, together with any and all easements, rights of way, licenses, hereditaments, rights and privileges and appurtenances thereto, together with any and all other land which may at any time hereafter be conveyed by Borrower to Lender as security for the Note.
1.2Use of Phrases. Use of the words “herein,” “hereby,” “hereunder,” and “hereof” in this Mortgage and any other equivalent words refer to this Mortgage as an entirety and not solely to the particular portion of this Mortgage in which such word is used. The definitions set forth in Section 1.1 shall be deemed applicable whether the words defined are herein used in the singular or the plural. Whenever used herein, any pronoun or pronouns shall be deemed to include both the singular and the plural and to cover all genders. Use of the word “including” herein shall be deemed to mean “including, but not limited to”. As used in this Mortgage, all terms capitalized herein, defined in the Note and not otherwise defined herein shall have the same meanings as set forth in the Note. As used herein, “Lender” shall be deemed to include Lender’s successors and assigns.
ARTICLE II GRANTING CLAUSE
Borrower grants this Mortgage to secure the following (collectively, the “Obligations”):
(a) payment of the amounts described in the Note, as extended, renewed, modified or amended from time to time; (b) performance and discharge of each and every of Borrower’s obligations, covenants and agreements described in the Loan Documents; (c) all of the debts, obligations and liabilities of whatever nature or amount, as extended, renewed, modified or amended from time to time, arising out of credit or other financial accommodations previously granted, contemporaneously granted or granted in the future by Lender to or at the request of Borrower, and all covenants, conditions and agreements contained in the Loan Documents and in all other documents which provide evidence for, secure or relate to any of the foregoing including, without limitation, any and all future advances of the Loan and future extensions or renewals of the Loan; and (d) to the extent not prohibited by law, costs and expenses to collect and enforce all such obligations, including reasonable attorney’s fees and costs. Borrower by these presents does hereby mortgage, grant, convey and assign to Lender, for the benefit of Lender and its successors and assigns, with power of sale, forever, all and singular its entire estate and interest in the following described property, to wit:
1.1Real Property. The Real Property.

2

1.2Highways and Thoroughfares. All right, title and interest of Borrower, if any, now or at any time hereafter existing, in and to all easements, rights of way, gores of land, highways, roads, streets, alleys and other public thoroughfares, bordering on or adjacent to the Real Property, together with all right, title and interest of Borrower to the land making up such highways, roads, streets, alleys and other public thoroughfares and all heretofore or hereafter vacated highways, roads, streets, alleys and public thoroughfares adjoining or within the Real Property or any part thereof.
1.3Buildings. All buildings, structures, improvements, plants, works and fixtures now or at any time hereafter located on any portion of the Real Property and, without any further act, all extensions, additions, betterments, substitutions and replacements thereof.
1.4Fixtures, Equipment. All right, title and interest of Borrower in and to all fixtures, furniture, furnishings, equipment, machinery, appliances, apparatus and other property of every kind and description now or at any time hereafter installed or located on or used or usable in connection with the Real Property or the buildings and improvements situated thereon, whether such right, title or interest in such items of property is now owned or hereafter acquired by Borrower, including, but not limited to, all accessories, toilets, bath tubs, ranges, refrigerators, dishwashers, disposals, washers, dryers, cabinets, paneling, rugs, attached floor coverings, antennas, all lighting, heating, cooling, ventilating, air conditioning, humidifying, dehumidifying, plumbing, sprinkling, incinerating, refrigerating, air cooling, lifting, fire extinguishing, cleaning, communicating and electrical systems, and the machinery, appliances, fixtures and equipment pertaining thereto, all switchboards, engines, motors, tanks, pumps, floor coverings, partitions, conduits, ducts, compressors, elevators, and the machinery, appliances, fixtures and equipment pertaining thereto, all of which fixtures, furnishings, furniture, equipment, machinery and other property shall be deemed to be part of the Real Property. It is the intention hereof that all property of the kind and character described in this Section which Borrower now owns, and all of such property which it may hereafter acquire, shall be subject to the lien and security interest of this Mortgage with like effect as if now owned by Borrower and as if covered and conveyed hereby by specific and apt descriptions.
1.5Intangible Rights, Rents, Accounts. All rights, privileges, permits, licenses, easements, consents, tenements, hereditaments and appurtenances now or at any time hereafter belonging to or in any wise appertaining to the Real Property or to any property now or at any time hereafter comprising a part of the property subject to this Mortgage; and all right, title and interest of Borrower, whether now or at any time hereafter existing, in all reversions and remainders to the Real Property and such other property, and all rents, income, issues, profits, royalties and revenues derived from or belonging to such Real Property and other property subject to this Mortgage or any part thereof, and all monies, funds and accounts of Borrower.
1.6Proceeds. Any and all proceeds of the conversion, whether voluntary or involuntary, of all or any part of the Real Property and other property and interests subject to this Mortgage into cash or liquidated claims, including, without limitation by reason of specification, proceeds of insurance and condemnation awards and any and all other property of every name and nature from time to time by delivery or writing of any kind conveyed, mortgaged, pledged, assigned or transferred for additional security for this Mortgage.

3

1.7Assignment of Rents. Borrower hereby transfers and assigns absolutely to Lender, as additional security, all rents, issues and profits which become or remain due (under any form of agreement for use or occupancy of the Property or any portion thereof), or which were previously collected and remain subject to Borrower’s control following any default under this Mortgage or the Obligation secured hereby and delivery of notice of exercise of this assignment by Lender to the tenant or other user(s) of the Property in accordance with the provisions of Section 708.11, Wis. Stats., as may be amended. This assignment shall be enforceable with or without appointment of a receiver and regardless of Lender’s lack of possession of the Property.
TO HAVE AND TO HOLD the Property unto Lender, its successors and assigns. This Mortgage shall continue to be a lien on the Property while any Obligation remains unpaid, regardless of when any Obligation arises, until such time as this Mortgage is released or satisfied of record. Because this Mortgage secures all Obligations to Lender, this Mortgage may secure Obligations in a greater dollar amount than the amount set forth above. The amount set forth above is not necessarily, at any time, the actual amount of the Obligations due to Lender and secured by this Mortgage. If any improvements or property become a part of the Property after the date hereof by location or installation on the Real Property or in the building or buildings now or in the future situated thereon or otherwise, then this Mortgage shall immediately attach to and constitute a lien or security interest against such additional items without further act or deed of Borrower.
ARTICLE III CONDITION OF TITLE
Borrower represents and warrants to and covenants with Lender, its successors and assigns that: (a) it is the owner of a fee simple interest in the Property, subject only to the Permitted Exceptions; (b) this Mortgage is and shall remain a valid and enforceable lien on the Property to secure the performance of the Obligations, subject only to the Permitted Exceptions; and (c) it will forever warrant and defend to Lender, its successors and assigns, the Property against all claims and demands whatsoever not specifically excepted in this Mortgage.
ARTICLE IV COVENANTS OF BORROWER
So long as any of the Obligations remain outstanding, or the Note remains unpaid and are in effect or payments are required to be made or terms, conditions, covenants or agreements remain to be performed by Borrower under the Loan Documents, Borrower shall abide by each of the following covenants:
1.1Performance of Covenants. Borrower shall duly and punctually pay each and every installment of principal and interest under the Note when due, promptly pay any penalties or other assessments that may be made, and timely comply with and carry out all of its covenants and agreements set forth in the Loan Documents.
1.2Insurance. Borrower shall keep the improvements on the Property insured against loss or damage occasioned by fire, extended coverage perils and such other hazards as Lender may require, without co-insurance, through insurers approved by Lender, in the amount of the full replacement value of the improvements on the Property. Borrower shall pay the insurance

4

premiums when due. The policies shall contain the standard mortgage clause in favor of Lender, and a standard Lender Loss Payee clause in favor of Lender. Evidence of all policies covering the Property shall be provided to Lender. Borrower shall promptly give notice of loss to insurance companies and Lender. Unless Borrower and Lender otherwise agree in writing, insurance proceeds shall be applied to restoration or repair of the Property damaged, provided Lender deems the restoration or repair to be economically feasible.
Borrower shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request, but in any event in an amount of at least Two Million Dollars ($2,000,000.00) per occurrence, with Lender being named as additional insured in such liability insurance policies. Additionally, Borrower shall maintain, or shall cause its tenants under any leases to procure and maintain in the name of Borrower and Lender, as applicable, such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Borrower shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of thirty (30) days’ prior written notice to Lender, that there will be no cancellation due to non-payment of premiums without a minimum of ten (10) days’ prior written notice to Lender, and not containing any disclaimer of the insurer’s liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person.
1.3Preservation and Maintenance of Property. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (g) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Mortgage or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property without Lender’s prior written consent, except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.
1.4Condemnation Proceeds. Borrower shall give Lender prompt notice of any pending or threatened eminent domain proceeding of any part or all of the Property, including any damages to grade, and Borrower hereby assigns, transfers and sets over unto Lender the entire proceeds of any award or claim for damages for any of the Property taken or damaged under the power of eminent domain.

5

1.5Expenses of Litigation. If any action or proceeding be commenced, to which action or proceeding Lender is or becomes a party or in which it becomes necessary to defend or uphold the lien of this Mortgage or the efficacy of any other Loan Document, all sums paid by Lender for the expenses of any litigation, mediation, arbitration, bankruptcy, administrative proceedings, and appeals therefrom (including reasonable attorney’s and paralegals’ fees and costs) to prosecute or defend the rights and lien created by this Mortgage or said Loan Documents shall, on notice and demand, be paid by Borrower, together with the interest thereon at the rate provided for in the Note, and shall be a lien on the Property, prior to any right or title to, interest in or claim upon the Property subordinate to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage.
1.6Compliance with Laws. Borrower covenants and represents that the Property complies with the covenants and restrictions affecting the Property, with all applicable building and zoning laws, and Borrower shall at all times so own and use the same and take all steps necessary to assure such compliance at all times. Borrower shall not initiate or acquiesce in any zoning reclassification, or seek any conditional use permit, without Lender’s written consent.
1.7No Further Encumbrances. Borrower will keep the Property free from all liens and encumbrances, whether inferior or superior to the lien of this Mortgage, except for the permitted exceptions (“Permitted Exceptions”). Permitted Exceptions include any lien or encumbrance by, of, or for the benefit of the TT Acquisition Lender. Any person, firm or corporation taking a mortgage, lien or other encumbrance against the Property (except for those that are Permitted Exceptions) shall take the said lien subject to the rights of Lender herein and the right of Lender to amend, modify and supplement this Mortgage, the Loan Documents, the Note and to extend the maturity of any indebtedness hereby secured, in each and every case without obtaining the consent of the holder of any such liens and without the lien of this Mortgage losing its priority over the rights of any such liens.
1.8Transfers. Borrower may not sell, convey, option, or otherwise transfer in any manner all or any part of its interest in the Property without the prior written approval of Lender, which shall not be unreasonably withheld, or delayed. For purposes of this paragraph, a transfer of the Property shall include any conveyance, transfer, assignment, pledge, security interest, or other alteration in any membership interest or stock in Borrower, but shall not include a transfer of substantially all of the assets, or merger, sale or acquisition of Star Equity Holdings, Inc. .
1.9Leases. Borrower shall comply with and observe Borrower’s obligations as landlord under all leases of the Property or any part thereof. Borrower shall not lease any portion of the Property except in the ordinary course of business to third party commercial tenants. Borrower, at Lender’s request and expense, shall furnish Lender with copies of all executed leases now existing or hereafter made of all or any part of the Property.
1.10Uniform Commercial Code Security Agreement. This Mortgage is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. This Mortgage shall also be deemed to be a fixture financing statement within the

6

meaning of the Wisconsin Uniform Commercial Code.    For such purposes the following information is set forth:

(a)	Name and Debtor:	Address	of	106 Bremer Ave LLC c/o Star Equity Holdings, Inc. 53 Forest Ave. Suite 101 Old Greenwich, CT 06870
(b)	Name and Secured Party:	Address	of	Timber Properties, LLC 106 Bremer Avenue Colfax, Wisconsin 54730
(c)	Description of the types (or items) of property covered by this financial statement:			Any fixtures described or referred to herein and included as the Property.
(d)	Description of real estate to which collateral is attached or upon which it is located:			See Exhibit A.
(e)
Some of the above-described collateral are or are to become fixtures upon the real estate described in Exhibit A, the record owner of which is Borrower, and this Financing Statement is to be filed for record in the real estate records.

Borrower agrees that Lender may file this Mortgage, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition Borrower agrees to execute and deliver to Lender, upon Lender’s request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Mortgage in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower’s breach of any covenant or agreement of Borrower contained in this Mortgage, including the covenants to pay when due all sums secured by this Mortgage, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender’s option, may also invoke the remedies provided in Article VI hereof as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender’s remedies under the Uniform Commercial Code or of the remedies provided in Article VI hereof.

7

1.11Use of Property. Unless required by applicable law or unless Lender otherwise agrees in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Mortgage was executed.
1.12Protection of Lender’s Security. If Borrower fails to perform the covenants and agreements contained in this Mortgage, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement or arrangements or proceedings involving a bankrupt or decedent, then Lender, at its option, may upon ten (10) days’ written notice to Borrower (except where such notice would be extremely impractical) make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender’s interest, including, but not limited to: (a) disbursement of attorney’s fees in connection with any of the actions or proceedings described in this Section 4.12; (b) entry upon the Property to make repairs; or (c) procurement of satisfactory insurance as provided in Section 4.2 hereof. Any amounts disbursed by Lender pursuant to this Section 4.12, with interest thereon, shall become additional indebtedness of Borrower secured by this Mortgage. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note, unless such rate of interest exceeds applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby, except for any lien or mortgage of the TT Acquisition Lender. Lender hereby covenants and agrees that Lender’s rights at all times shall be subordinate to those held by the TT Acquisition Lender, and accordingly agrees to execute a reasonable subordination agreement for the benefit of the TT Acquisition Lender. Nothing contained in this Section 4.12 shall require Lender to incur any expense or take any action hereunder.
1.13Inspection. Borrower shall permit Lender, and its duly authorized agents, experts, engineers, and representatives, upon at least 24 hours’ prior notice, to make or cause to be made entries upon and inspections of the Property during normal business hours at all times during the term hereof. Borrower shall assist Lender in conducting all inspections and shall make access available to Lender to all tenant areas.
1.14Books and Records. Borrower shall keep and maintain at all times at Borrower’s address stated in the Note or upon ten (10) days’ prior notice to Lender, at such other place as designated by Borrower within the State of Wisconsin, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property, including without limitation copies of all quotations, purchase orders and contracts obtained by Borrower in the course of designing and constructing the Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender, and Lender may copy the same at Lender’s expense, provided that Lender may use and/or release such information only in connection with the administration or enforcement of this Mortgage or the other Loan Documents.
1.15Payment of Taxes and Assessments. Borrower shall pay before the same become delinquent, all real and personal property taxes, assessments (whether general or special), gas,

8

electric, light, power, water and sewer charges, business, and occupation taxes, all permit and inspection fees, all license and occupation fees, and such other charges now or hereafter levied or assessed against the Property or any part thereof and, upon request, shall exhibit to Lender receipts for the payment of such items.
1.16Valid and Binding Agreement. Borrower covenants and warrants that this Mortgage is a valid and enforceable obligation of Borrower in accordance with its respective terms and that the performance by Borrower of the terms hereof does not contravene any covenant in any agreement, indenture or other document affecting Borrower.
ARTICLE V DEFAULT; ACCELERATION
Upon the occurrence of an Event of Default, as such term is described in the Note, Borrower shall be deemed to have materially breached this Mortgage and Lender may, at its option and without notice, notice being hereby waived by Borrower, declare all the Obligations, including without limitation all amounts required to be paid by Borrower to Lender under the Note during the terms thereof, to be forthwith due and payable, and upon such declaration all such amounts, together with interest accrued thereon, if any, shall become and be due and payable forthwith; and Lender may thereupon proceed to protect and enforce its rights hereunder and under the Note and under the other Loan Documents by foreclosure proceedings or by other suit in equity, action at law, or other appropriate proceedings.
ARTICLE VI REMEDIES
Upon the happening of an Event of Default, then and in every such case:
1.1Action or Suit. Lender may proceed to protect and enforce its rights by an action or actions at law or by a suit or suits in equity, either for the specific performance of any covenant or agreement contained herein, or for the foreclosure of this Mortgage, or for monetary damages, or for the enforcement of any other appropriate legal or equitable remedy.
1.2Receiver. Lender shall be entitled as a matter of right, without notice and without giving bond to Borrower, or anyone claiming under it, to have a receiver appointed for Lender’s benefit of all of the Property and of the earnings, income, rents, issues and profits thereof, pending such proceedings, with the powers (without limitation) to collect such earnings, income, rents, issues and profits; to rent and remodel the rentable areas; to perform and pay any obligations of Borrower under the Loan Documents; together with such other powers as the court making such appointment shall confer; and Borrower hereby irrevocably consents to such appointment. In the event of an election by Borrower to proceed under Section 846.103(2), Wis. Stats., such a receiver shall be deemed equivalent to Borrower remaining in possession for purposes of such statutory section.
1.3Entry Upon the Property. Lender, either itself or by its agents or attorneys, may, in its discretion, enter upon and take complete and peaceful possession of the Property, or any part or parts thereof, and may exclude Borrower and its agents and servants wholly therefrom, in which case Borrower covenants peacefully and quietly to yield up possession, and having and holding

9

the Property or portion thereof, Lender may use, operate, manage and control the Property, or any part thereof, and conduct the business thereof (either itself or by its attorneys and agents), and may collect any and all rents, issues and profits due or to become due without prejudice to its rights to foreclosure, to appointment of a receiver and other rights and from time to time, either by purchase, repair or construction may maintain, restore and insure and keep insured, the buildings, structures, improvements, fixtures, machinery, equipment and other property constituting a part of or used in connection with the Property; and after paying all of the expenses of operating the Property, Lender shall apply the monies arising therefrom to the payment of the amount then due under the Note for interest and principal, with interest on overdue interest and principal at the rate provided for under the Note from the date the same became payable, whether by lapse of time, acceleration or otherwise.
1.4Foreclosure. Lender may cause the Property to be sold at one or more foreclosure sales, all in such manner and upon such notice as provided by Chapter 846, Wis. Stats., as the same may be amended from time to time. All proceeds of any such sale or sales, remaining after payment of: (a) the costs and expenses of such sale or sales (including attorney’s fees of Lender);
(b) all principal and interest due on the Note, including interest on overdue principal and interest at the rate provided for under the Note; and (c) all other indebtedness arising under the provisions of this Mortgage, or any of the other Loan Documents, shall be paid to Borrower, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same. Notwithstanding anything contained herein to the contrary, it is understood and agreed that Lender may foreclose this Mortgage without declaring the whole indebtedness evidenced by the Note and intended to be secured hereby due; and, if any foreclosure sale is made because of an Event of Default for less than the full amount which may become due under the Note, such sale may be made subject to the unmatured portion of the indebtedness secured by this Mortgage and such sale, if so made, shall not in any manner affect the unmatured portion of the indebtedness intended to be secured by this Mortgage but as to such unmatured portion of the debt to be secured, several sales may be made for any other portion of the indebtedness to be secured, whether matured at the time or subsequently occurring.
1.5Accelerated Redemption. BORROWER AGREES TO THE PROVISIONS OF SECTION 846.103, WIS. STATS., OR ANY SUCCESSOR PROVISION, PROVIDING FOR A REDUCED PERIOD OF REDEMPTION BETWEEN FORECLOSURE JUDGMENT AND SALE IF LENDER IN AN ACTION TO FORECLOSE THIS MORTGAGE WAIVES ALL RIGHT TO A JUDGMENT FOR DEFICIENCY AND CONSENTS TO BORROWER’S REMAINING IN POSSESSION OF THE PROPERTY.
1.6Costs of Foreclosure. In addition to Borrower’s obligations set forth in Section 4.5, in case it becomes necessary for Lender to commence proceedings to foreclose this Mortgage or to commence any other suit in equity, action at law or other appropriate proceedings, to enforce its rights under this Mortgage, the Note or any of the other Loan Documents, Borrower agrees to pay to Lender all costs of such suit, action or proceeding as well as all expenses incurred in procuring title insurance and the reasonable fees of Lender’s attorneys in connection therewith, which costs and fees shall be included in the judgment in any such suit, action or proceeding.
1.7Remedies Cumulative. No remedy herein conferred upon or otherwise available to Lender is intended to be or shall be construed to be exclusive of any other remedy or remedies;

10

but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein.
ARTICLE VII GENERAL
1.1Notices. Any notice required or permitted to be delivered hereunder by either party to the other shall be governed by and delivered in accordance with the notice provisions of the Note.
1.2Governing Law; Venue. This Mortgage shall be construed and enforced according to the laws of the State of Wisconsin.
1.3Successors and Assigns; Partial Invalidity. All covenants and agreements in this Mortgage contained by or on behalf of either of the parties hereto shall be binding upon and shall inure to the benefit of the respective successors and assigns of Borrower and Lender. Invalidation of part or all of any one of the covenants herein contained by judgment or court order shall not affect any of the other provisions, which shall remain in full force and effect.
1.4Borrower and Lien not Released. From time to time, Lender may, at its option, without liability on Lender’s part and notwithstanding Borrower’s breach of any covenant or agreement of Borrower in this Mortgage, extend the time for payment of the indebtedness evidenced by the Note or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, modify the terms and time of payment of said indebtedness, release from the lien of this Mortgage any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any plat or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement and agree in writing with Borrower to modify the terms or conditions of the Note or change the amount of the installments payable thereunder. Any actions taken by Lender pursuant to the terms of this Section
7.4 shall not affect the obligation of Borrower or Borrower’s successors or assigns to pay the sums secured by this Mortgage and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney’s fees as may be incurred at Lender’s option, for any such action if taken at Borrower’s request.
1.5Forbearance by Lender not a Waiver. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Mortgage after the due date of such payment shall not be a waiver of Lender’s rights to either require prompt payment when due or all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender’s right to accelerate the maturity of the indebtedness secured by this Mortgage, nor shall Lender’s receipt of any awards, proceeds

11

or damages under Section 4.2 or Section 4.4 hereof operate to cure or waive Borrower’s default in payment of sums secured by this Mortgage.
1.6Hold Harmless. Borrower shall hold Lender harmless from and indemnify Lender against all loss, liability, damages, costs and expenses, including reasonable attorney’s fees, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in and to which Lender may be or become a party by reason hereof, including but not limited to condemnation, bankruptcy, probate and administrative proceedings, as well as any other of the foregoing wherein proof of claim is by law required to be filed or in which it becomes necessary to defend or uphold the terms of the lien created by this Mortgage, unless caused by the malicious act or omission or gross negligence of the party seeking indemnification pursuant to this Section, and all money paid or expended by Lender in that regard, together with interest thereon from the date of such payment at the default rate set forth in the Note shall be so much additional indebtedness secured hereby and shall be immediately and without notice due and payable to Lender.
[Signature Page Follows]

12

lN WITNESS WHEREOF, Borrower has executed this Mortgage on the date firllt above written.
106 BREMER AVE, I.LC
a Delaware limited liability company
By: /s/ David Noble
David Noble, President

[Signature Page to Mortgage]